Exhibit No. (24)

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Mark A. Buthman, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of February, 2003.


                                                /s/ Dennis R. Beresford
                                                -----------------------
                                                Dennis R. Beresford

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Mark A. Buthman, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of February, 2003.

                                                /s/ John F. Bergstrom
                                                ---------------------
                                                John F. Bergstrom

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Mark A. Buthman, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of February, 2003.

                                                /s/ Pastora San Juan Cafferty
                                                -----------------------------
                                                Pastora San Juan Cafferty

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Mark A. Buthman, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of February, 2003.


                                                /s/ Paul J. Collins
                                                -------------------
                                                Paul J. Collins

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Mark A. Buthman, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of February, 2003.


                                                /s/ Robert W. Decherd
                                                ---------------------
                                                Robert W. Decherd

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Mark A. Buthman, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of February, 2003.


                                                /s/ Thomas J. Falk
                                                ------------------
                                                Thomas J. Falk

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Mark A. Buthman, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of February, 2003.


                                                /s/ William O. Fifield
                                                ----------------------
                                                William O. Fifield

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Mark A. Buthman, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of February, 2003.


                                                /s/ Claudio X. Gonzalez
                                                -----------------------
                                                Claudio X. Gonzalez

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Mark A. Buthman, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of February, 2003.


                                                /s/ Mae C. Jemison
                                                ------------------
                                                Mae C. Jemison

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Mark A. Buthman, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of February, 2003.


                                                /s/ Linda Johnson Rice
                                                ----------------------
                                                Linda Johnson Rice

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Mark A. Buthman, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of February, 2003.


                                                /s/ Wayne R. Sanders
                                                --------------------
                                                Wayne R. Sanders

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Mark A. Buthman, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of February, 2003.

                                                /s/ Wolfgang R. Schmitt
                                                -----------------------
                                                Wolfgang R. Schmitt

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Mark A. Buthman, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of February, 2003.


                                                /s/ Marc J. Shapiro
                                                -------------------
                                                Marc J. Shapiro

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Mark A. Buthman, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of February, 2003.


                                                /s/ Randall L. Tobias
                                                ---------------------
                                                Randall L. Tobias